Manor
                                                Investment Funds, Inc.



                                                    3rd Quarter Report
                                                                  1997





                                                          Fund Office:
                                                    15 Chester Commons
                                                     Malvern, PA 19355
                                        610-722-0900      800-787-3334



                                                           Managed By:
                                         Morris Capital Advisors, Inc.




                     Manor Investment Funds, Inc.
                          15 Chester Commons
                          Malvern, PA  19355


                                                    September 30, 1997
Dear Fellow Shareholders:

     I am pleased to report that the Manor Fund has grown to over $1 million during this most recent quarter. This growth in assets is the result of new shareholder contributions and market performance. I thank each of you for contributing to our success.

     In addition to the growth of the Fund as a whole, the market value of each share increased by 7.67% for the quarter and 24.89%, year-to-date. Our investment success is due to our philosophy of buying good companies and sticking with them despite market fluctuations. We will continue to invest new cash in the market as we identify appropriate opportunities.

     We recently booked some profits by selling one of our largest holdings: Sunbeam Corp. We felt that the market already recognized the benefits of the corporate restructuring that prompted us to make our original purchase. We decided that it was prudent to take our profits now rather risk an unpleasant surprise in upcoming earnings.

     The 4th quarter is always a time of concern for investors, and this year is no exception, especially considering the recent market advance. I remain positive for the near-term, however, because I feel that the positive influence of low inflation, moderate growth and declining interest rates outweigh the negative effects of the strong dollar and some high profile corporate earnings disappointments.

     For the longer term, I believe that the globalization of economies will increase growth, while keeping prices down. With the help of low interest rates and the savings of baby boomers, funds should continue to flow into the stock market. This will help to create opportunities for disciplined investors.

                                   Sincerely,
                                   Daniel A. Morris




                     Manor Investment Funds, Inc.
   Portfolio of Investments                       September 30, 1997
                          Market Value
Common and Preferred Stock        85.6 %
Consumer Staples     2.7 %
500        Coca Cola                   $ 30,500
                                         30,500
Retail     9.6 %
680        Kmart Preferred Class T       39,780
940        McDonalds                     44,768
460        Sears, Roebuck & Co.          26,191
                                        110,739
Medical    1.0 %
2,850      Integra Life Sciences         11,934
                                         11,934
Automobile    11.0 %
1,100      Chrysler                      36,812
660        General Motors                44,179
660        Goodyear Tire                 45,375
                                        126,366
Basic Materials    4.9 %
580        Cyprus Amax Minerals          13,920
700        duPont                        43,094
                                         57,014
Construction      4.4 %
1000       Masco                         50,394
                                         50,394
Multi-Industry    10.6 %
1,460      Allied Signal                 62,050
880        General Electric              59,895
                                        121,945
Computer   11.8 %
620        Hewlett-Packard               43,129
530        Int. Bus. Machines            56,180
400        Intel                         36,925
                                        136,234
Oils    4.0 %
550        Chevron                       45,684
                                         45,684
Finance    19.2 %
710        Allstate Insurance            56,889
1,500      MBNA Corp.                    60,750
880        Travelers, Inc.               60,138
1,900      US F&G Corp.                  43,581
                                        221,358
Transportation    2.9 %
360        Delta Airlines                33,907
                                         33,907
Other    3.5 %
430        S&P 500 Dep. Rct.             40,581
                                         40,581
Total Common and Preferred Stock        986,657

Cash and Cash Equivalents       14.4 %
          FNB West Chester Money Market 166,543
                                        166,543

Total Portfolio                     $ 1,153,199






Top Five Holdings  September 30, 1997

                                        % of
Company           Industry          Net Assets

Allied Signal     Multi-Industry         5.4 %
MBNA Corp.        Finance                5.3 %
Travelers         Finance                5.2 %
General Electric  Multi-Industry         5.2 %
Allstate Ins.     Finance                4.9 %




Top Five Industries September 30, 1997

                       % of
Industry         Net Assets

Finance              19.2 %
Computer             11.8 %
Automobile           11.0 %
Multi-Industry       10.6 %
Retail                9.6 %



                        Total Return     Total Return       Total Return
                            3 Months         6 Months    Since Inception

Manor Investment Funds        7.67 %          20.66 %            18.27 %
S&P 500 Index                 7.50 %          26.26 %            30.07 %
Lipper Growth & Income        8.37 %          23.56 %            24.74 %
     Fund Index